SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 3, 2007

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                            Georgetown Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


           Federal                       0-51102                 20-2107839
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      (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


   2 East Main Street, Georgetown, MA                              01833
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(Address of principal executive offices)                         (Zip Code)


                                  978-352-8600
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         (d) On April 3, 2007, the respective boards of directors of Georgetown Bancorp, Inc. (the "Company") and Georgetown Savings Bank (the "Bank") appointed Mr. Keith N. Congdon, CPA to the boards of directors of the Company and the Bank, effective as of May 1, 2007.

         Mr. Congdon has a 25-year career in accounting and finance. Currently, he is the managing owner of Ambrosi Donahue Congdon & Co., P.C., based in Newburyport, MA. The firm has twenty employees and specializes in meeting the financial and consulting needs of manufacturers, entrepreneurial R&D, professional practices and specialized service providers. Its clients are located throughout New England, in Florida, the United Kingdom, Germany and Canada. Mr. Congdon has been with the firm since 1996.

         Mr. Congdon began his career with Coopers & Lybrand (now
PricewaterhouseCoopers) in Hartford in 1983. In 1989 he advanced his career when he joined The Stackpole Corporation in Boston, MA, where he served as a corporate officer until 1995.

         Mr. Congdon received his Bachelor of Science degree in Accounting with Honors at the University of Connecticut in 1983. He earned his Connecticut CPA certificate in 1987 and his Massachusetts certificate in 1995. He was admitted to practice in New Hampshire in 1997.

         There are no arrangements or understandings between Mr. Congdon and any other person pursuant to which he became a director. He is not a party to any transaction with the Company or the Bank that would require disclosure under
Item 404(a) of Securities and Exchange Commission Regulation S-B. He is not a party to any material plan, contract or arrangement that was entered into in connection with his appointment.

         It is expected that Mr. Congdon will serve as a member of the Company's Audit Committee.


Item 9.01.  Financial Statements and Exhibits.

      (a)   Not Applicable.

      (b)   Not Applicable.

      (c)   Not Applicable.

      (d)   Exhibits. None

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  GEORGETOWN BANCORP, INC.

Dated: April 6, 2007              By:  /s/ Robert E. Balletto
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                                           Robert E. Balletto
                                           President and Chief Executive Officer